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Supplemental Information
(Unaudited)

June 30, 2002

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

June 30, 2002

To Members of the Investment Community:

        We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, filed with the Securities and Exchange Commission and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.

Reporting Period Highlights—Second Quarter 2002

Financial Results

  •
  Reported FFO—diluted of $12,331,000 or $.34 per share/unit for the second quarter of 2002 as compared to $10,560,000 or $.32 per share/unit for the comparable 2001 period, representing an increase of 6.3% per share/unit. FFO—diluted increased $1,771,000 or 16.8% over the comparable 2001 period.

  •
  Reported AFFO—diluted of $9,958,000 or $.27 per share/unit for the second quarter of 2002 as compared to $8,591,000 or $.26 per share/unit for the comparable 2001 period, representing an increase of 3.8% per share/unit.

  •
  Our FFO and AFFO payout ratio improved to 60.5% and 74.9%, respectively, for the second quarter of 2002 as compared to 62.4% and 76.7%, respectively, for the comparable 2001 period.

Financing and Capital Transactions

  •
  We obtained a $34.0 million, 6.91% fixed rate, five-year mortgage loan and utilized the proceeds to repay our $25.0 million loan scheduled to mature in November 2002. We applied the remaining $9.0 million of loan proceeds to our revolving line of credit.

  •
  On June 27, 2002, we borrowed the remaining $19.3 million of a $34.0 million, seven-year mortgage loan which bears interest at a fixed rate of 7.0% and repaid the $17.1 million construction loan collateralized by 2711 Technology Drive. The remaining proceeds were utilized to paydown our revolving line of credit.

  •
  As of June 30, 2002, our debt to market capitalization is 51.0% and our debt to undepreciated book value of real estate assets is 59.9%. We achieved an EBITDA interest coverage ratio of 2.69x and an EBITDA fixed charge coverage ratio of 2.00x for this quarter. Our quarterly weighted average interest rate dropped to 6.47% in the second quarter of 2002 from 6.52% in the prior quarter.

  •
  In June, Mercury Partners, LLC initiated coverage of our stock. As a result, we now have equity research coverage provided by eight analysts.

Operations

  •
  Overall occupancy was 94.1% as of June 30, 2002, consistent with the prior quarter. The occupancy rate was 92.9% in the Baltimore/Washington Corridor, which represents 64.2% of our square footage and 66.9% of our total office revenues for the second quarter of 2002. We were 95.1% leased as of June 30, 2002.

  •
  We renewed 64.4% of our expiring leases totaling 184,974 square feet with an average capital cost of $4.35 per square foot during the second quarter. We realized increases in base and total rents on a straight-line basis of 5.6% and 10.4%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date. Base and total rent on a cash basis increased 2.3% and 7.2%, respectively, on this renewed and retenanted space.

  •
  Our same property cash NOI decreased by 1.2% over the quarter ended June 30, 2001 for the 83 properties comprising our same property portfolio. Our same property portfolio average occupancy dropped from 97.0% in the second quarter of 2001 to 93.4% in the second quarter of 2002, primarily causing this NOI decrease.

  •
  Weighted average lease term of our office portfolio is 4.4 years as of June 30, 2002, with an average contractual rental rate (including tenant reimbursements of operating costs) of $18.34 per square foot.

Acquisitions

  •
  During the second quarter, we acquired 6 buildings totaling 312,431 square feet for $32.7 million which equates to an average cost per square foot of $104.71. All of these properties are located in the B/W Corridor and the average occupancy exceeds 99%.

Joint Ventures

  •
  On June 4, 2002, we acquired the remaining 50% joint venture interest in 2711 Technology Drive for $6.4 million and placed into service this 152,000 square foot building. This 100% occupied property increases our market concentration in the National Business Park to 11 operating buildings totaling 1.2 million square feet.

Development

  •
  For the quarter, we signed four leases aggregating 75,712 square feet of development space at 6731 Columbia Gateway Drive and 6724 Alexander Bell Drive.

  •
  During this quarter, we placed into service 293,000 square feet which was 100% leased, primarily to Computer Sciences Corporation (152,000 square feet) at 2711 Technology Drive, to Northrop Grumman (54,000 square feet) at 1304 Concourse Drive and to Group Health, a subsidiary of CareFirst, Inc. (50,000 square feet) at 6731 Columbia Gateway Drive. Accordingly, 263,000 square feet remains to be delivered as of June 30, 2002.

Subsequent Events

  •
  We acquired 32.8 acres of land located in the Westfields Business Park in Northern Virginia, near our existing 470,000 square foot building. This site was purchased for $3.6 million on July 18, 2002 and supports approximately 500,000 square feet of future development.

  •
  On July 17, 2002, we sold 8815 Centre Park Drive, a 53,782 square foot building located in Columbia, Maryland, for $7.2 million.

  •
  We signed a lease for 14,724 square feet at 131 National Business Parkway with Conquest Information Technologies, Inc. The entire National Business Park is now 100% leased.

Note: This supplemental information contains "forward looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on the Company's current expectations, estimates and projections about future events and financial trends affecting the financial condition of the business. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance, events or results and involve potential risks and uncertainties. Accordingly, actual results may differ materially. The Company undertakes no obligations to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Quarterly Selected Financial Summary Data
(Dollars in thousands)

	2002		2001
	June 30	March 31	December 31	September 30	June 30
Total Revenues from Real Estate Operations	$36,835	$34,499	$33,460	$32,050	$28,711
Net Operating Income from Real Estate Operations	26,483	24,306	23,358	22,394	20,153
EBITDA	24,419	22,919	22,731	21,411	20,471
Net Income before Preferred Dividends	5,884	5,295	5,893	5,222	5,081
Preferred Dividends	(2,534)	(2,533)	(2,533)	(1,830)	(1,613)

Net Income Available to Common Shareholders	$3,350	$2,762	$3,360	$3,392	$3,468

Funds From Operations (FFO)—Diluted	$12,331	$11,373	$11,462	$11,034	$10,560
FFO per diluted share	$0.34	$0.33	$0.34	$0.33	$0.32
Adjusted FFO—Diluted	$9,958	$9,541	$8,560	$9,106	$8,591
Adjusted FFO per diluted share	$0.27	$0.27	$0.25	$0.27	$0.26
Payout Ratios:
FFO—Diluted(A)	60.50%	65.35%	60.80%	62.71%	62.43%
AFFO—Diluted(B)	74.91%	77.90%	81.41%	75.98%	76.73%
Total Dividends/Distributions	$9,857	$9,829	$9,366	$8,613	$8,069

(A)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate FFO) by FFO diluted.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO) by AFFO diluted.

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets
(Dollars in thousands except per share data)

	2002		2001
	June 30	March 31	December 31	September 30	June 30
Assets
Investment in real estate:
Land—operational	$179,027	$165,685	$164,994	$157,789	$142,461
Land—development	22,891	29,544	26,751	23,507	24,488
Construction in progress	14,718	38,140	37,493	33,860	30,066
Buildings and improvements	830,268	755,597	738,320	682,474	624,635
Investment in and advances to unconsolidated real estate joint ventures	11,508	10,740	11,047	8,005	12,009
Less: accumulated depreciation	(63,101)	(57,245)	(51,552)	(46,361)	(41,659)

Net investment in real estate	995,311	942,461	927,053	859,274	792,000
Cash and cash equivalents	4,256	4,250	6,640	7,881	2,962
Restricted cash	6,596	6,977	4,947	4,116	9,633
Accounts receivable, net	3,953	4,909	3,805	4,720	4,855
Investment in and advances to other unconsolidated entities	2,107	2,105	2,112	1,939	2,041
Deferred rent receivable	12,636	11,651	11,447	10,511	9,804
Deferred charges, net	19,877	18,175	16,884	16,561	16,357
Prepaid and other assets	4,821	10,991	9,551	8,145	9,383
Furniture, fixtures and equipment, net of accumulated depreciation	1,783	1,717	1,771	1,699	1,772

Total assets	$1,051,340	$1,003,236	$984,210	$914,846	$848,807

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$633,498	$573,821	$573,327	$508,715	$475,999
Accounts payable and accrued expenses	7,943	11,355	10,674	8,923	13,361
Rents received in advance and security deposits	5,514	6,805	6,567	4,319	4,023
Dividends/distributions payable	9,455	9,426	8,965	8,346	7,918
Fair value of derivatives	1,970	2,720	3,781	3,894	2,232
Other liabilities	873	7,171	12,193	11,082	10,637

Total liabilities	659,253	611,298	615,507	545,279	514,170

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	24,367	24,367	24,367
Common Units in the Operating Partnership	79,150	81,905	80,158	80,720	78,900
Other consolidated partnerships	229	286	257	231	224

Total minority interests	103,746	106,558	104,782	105,318	103,491

Commitments and contingencies	—	—	—	—	—
Beneficiaries' equity:
Preferred Shares ($0.01 par value; 10,000,000 authorized);
40,693 designated as Series A Convertible Preferred Shares of beneficial interest (no shares issued as of June 30, 2002)	—	—	—	—	—
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of June 30, 2002)	13	13	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of June 30, 2002)	5	5	5	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of June 30, 2002)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of June 30, 2002)	14	14	14	14	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 23,402,398 shares issued as of June 30, 2002)	234	229	208	208	207
Treasury Shares, at cost (166,600 shares as of June 30, 2002)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	311,391	307,500	285,362	284,834	249,618
Cumulative dividends in excess of net income	(17,899)	(16,446)	(14,502)	(13,618)	(12,776)
Value of unearned restricted Common Share grants	(2,739)	(2,739)	(3,275)	(3,229)	(3,042)
Accumulated other comprehensive loss	(1,274)	(1,792)	(2,500)	(2,574)	(1,475)

Total beneficiaries' equity	288,341	285,380	263,921	264,249	231,146

Total beneficiaries' equity and minority interests	392,087	391,938	368,703	369,567	334,637

Total liabilities and beneficiaries' equity	$1,051,340	$1,003,236	$984,210	$914,846	$848,807

Quarterly Consolidated Statements of Operations and Funds From Operations (FFO)
(Dollars and units in thousands)

	2002		2001
	June 30	March 31	December 31	September 30	June 30
Revenues
Rental revenue	$33,220	$30,538	$29,957	$29,011	$25,960
Tenant recoveries and other revenue	3,615	3,961	3,503	3,039	2,751

Total Revenues from Real Estate Operations	36,835	34,499	33,460	32,050	28,711
Expenses
Property operating	4,284	4,473	4,243	4,178	3,492
Repairs and maintenance	4,007	3,721	3,980	3,759	3,595
Real estate taxes	2,061	1,999	1,879	1,719	1,471

Total Property Expenses from Real Estate Operations	10,352	10,193	10,102	9,656	8,558
Net Operating Income from Real Estate Operations	26,483	24,306	23,358	22,394	20,153
General and administrative	(1,940)	(2,170)	(1,167)	(1,347)	(1,329)
Equity in income of unconsol. real estate joint ventures	(22)	18	27	27	124
Earnings from service companies	(104)	(90)	(218)	(378)	143
Income from real estate services	2	855	731	715	1,380

EBITDA	24,419	22,919	22,731	21,411	20,471
Interest expense	(9,082)	(8,648)	(8,475)	(8,342)	(7,762)
Series B, E & F Preferred Share dividends	(2,397)	(2,397)	(2,397)	(1,694)	(1,477)
Amortization of deferred financing costs	(549)	(486)	(492)	(397)	(546)
Income tax (expense) benefit	36	40	207	124	(44)
Expense (income) associated with options	12	14	—	5	—
Depreciation on unconsolidated real estate entities	21	64	40	38	70
Minority interestholders' share of operations	(14)	(31)	(23)	(7)	(58)
Depreciation of corporate FF&E	(115)	(102)	(129)	(104)	(94)

Funds From Operations (FFO)—Diluted	12,331	11,373	11,462	11,034	10,560
Depreciation and other amortization	(6,593)	(6,539)	(5,738)	(5,148)	(4,863)
Gain on property sales	—	93	—	—	416
Loss on early extinguishment of debt	(157)	(42)	(7)	—	(99)
Expense (income) associated with options	(12)	(14)	—	(5)	—
Depreciation on unconsolidated real estate entities	(21)	(64)	(40)	(38)	(70)
Minority interestholders' share of operations	14	31	23	7	58
Series B, E & F Preferred Share dividends	2,397	2,397	2,397	1,694	1,477

Income Before Minority Interests and Preferred Share Dividends	7,959	7,235	8,097	7,544	7,479
Minority Interests:
Preferred Units in Operating Partnership	(572)	(572)	(571)	(572)	(572)
Common Units in Operating Partnership	(1,489)	(1,337)	(1,610)	(1,743)	(1,768)
Other consolidated entities	(14)	(31)	(23)	(7)	(58)
Preferred Share dividends	(2,534)	(2,533)	(2,533)	(1,830)	(1,613)

Net Income Available to Common Shareholders	$3,350	$2,762	$3,360	$3,392	$3,468

Funds From Operations (FFO)—Diluted	$12,331	$11,373	$11,462	$11,034	$10,560
Straight line rents	(991)	(214)	(952)	(717)	(816)
Non-incremental capital expenditures	(1,382)	(1,618)	(1,950)	(1,211)	(1,153)

Adjusted Funds from Operations—Diluted	$9,958	$9,541	$8,560	$9,106	$8,591

Preferred dividends/distributions(1)	3,105	3,105	3,104	2,402	2,185
Common dividends/distributions	6,752	6,724	6,262	6,211	5,884

Total Dividends/Distributions	$9,857	$9,829	$9,366	$8,613	$8,069

(1)
Includes Series B, E and F Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations and FFO per Diluted Share
(Shares in thousands)

	2002		2001
	June 30	March 31	December 31	September 30	June 30
Revenues
Rental revenue	$0.90	$0.87	$0.88	$0.86	$0.78
Tenant recoveries and other revenue	0.10	0.11	0.10	0.09	0.08

Total Revenues from Real Estate Operations	1.00	0.99	0.98	0.95	0.86
Expenses
Property operating	0.12	0.13	0.12	0.12	0.10
Repairs and maintenance	0.11	0.11	0.12	0.11	0.11
Real estate taxes	0.06	0.06	0.06	0.05	0.04

Total Property Expenses from Real Estate Operations	0.28	0.29	0.30	0.29	0.26
Net Operating Income from Real Estate Operations	0.72	0.70	0.69	0.67	0.60
General and administrative	(0.05)	(0.06)	(0.03)	(0.04)	(0.04)
Equity in income of unconsol. real estate joint ventures	(0.00)	0.00	0.00	0.00	0.00
Earnings from service companies	(0.00)	(0.00)	(0.01)	(0.01)	0.00
Income from real estate services	0.00	0.02	0.02	0.02	0.04

EBITDA	0.66	0.66	0.67	0.64	0.61
Interest expense	(0.25)	(0.25)	(0.25)	(0.25)	(0.23)
Series B, E & F Preferred Share dividends	(0.07)	(0.07)	(0.07)	(0.05)	(0.04)
Amortization of deferred financing costs	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)
Income tax (expense) benefit	0.00	0.00	0.01	0.00	(0.00)
Expense (income) associated with options	0.00	0.00	—	0.00	—
Depreciation on unconsolidated real estate entities	0.00	0.00	0.00	0.00	0.00
Minority interestholders' share of operations	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Depreciation of corporate FF&E	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Funds From Operations (FFO)—Diluted	0.34	0.33	0.34	0.33	0.32
Depreciation and other amortization	(0.18)	(0.19)	(0.17)	(0.15)	(0.15)
Gain on property sales	—	0.00	—	—	0.01
Loss on early extinguishment of debt	(0.00)	(0.00)	(0.00)	—	(0.00)
Expense (income) associated with options	(0.00)	(0.00)	—	(0.00)	—
Depreciation on unconsolidated real estate entities	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Minority interestholders' share of operations	0.00	0.00	0.00	0.00	0.00
Series B, E & F Preferred Share dividends	0.07	0.07	0.07	0.05	0.04

Income Before Minority Interests and Preferred Share Dividends	0.22	0.21	0.24	0.22	0.22
Minority Interests:
Preferred Units in Operating Partnership	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Common Units in Operating Partnership	(0.04)	(0.04)	(0.05)	(0.05)	(0.05)
Other consolidated entities	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Preferred Share dividends	(0.07)	(0.07)	(0.07)	(0.05)	(0.05)

Net Income Available to Common Shareholders	$0.09	$0.08	$0.10	$0.10	$0.10

Funds From Operations (FFO)—Diluted	$0.34	$0.33	$0.34	$0.33	$0.32
Straight line rents	(0.03)	(0.01)	(0.03)	(0.02)	(0.02)
Non-incremental capital expenditures	(0.04)	(0.05)	(0.06)	(0.04)	(0.03)

Adjusted Funds from Operations—Diluted	$0.27	$0.27	$0.25	$0.27	$0.26

For FFO Computations:
Weighted Average Converted Preferred Shares/Units	3,618	3,618	3,618	3,618	3,618
Weighted Average Common Shares/Units Outstanding	33,135	31,324	30,385	30,037	29,746

Weighted Average Diluted Shares Outstanding	36,753	34,942	34,003	33,655	33,364

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues

	2002		2001
	June 30	March 31	December 31	September 30	June 30
Revenues
Rental revenue	90%	89%	90%	91%	90%
Tenant recoveries and other revenue	10%	11%	10%	9%	10%

Total Revenues from Real Estate Operations	100%	100%	100%	100%	100%
Expenses
Property operating	12%	13%	13%	13%	12%
Repairs and maintenance	11%	11%	12%	12%	13%
Real estate taxes	6%	6%	6%	5%	5%

Total Property Expenses from Real Estate Operations	28%	30%	30%	30%	30%
Net Operating Income from Real Estate Operations	72%	70%	70%	70%	70%
General and administrative	(5)%	(6)%	(3)%	(4)%	(5)%
Equity in income of unconsol. real estate joint ventures	(0)%	0%	0%	0%	0%
Earnings from service companies	(0)%	(0)%	(1)%	(1)%	0%
Income from real estate services	0%	2%	2%	2%	5%

EBITDA	66%	66%	68%	67%	71%
Interest expense	(25)%	(25)%	(25)%	(26)%	(27)%
Series B, E & F Preferred Share dividends	(7)%	(7)%	(7)%	(5)%	(5)%
Amortization of deferred financing costs	(1)%	(1)%	(1)%	(1)%	(2)%
Income tax (expense) benefit	0%	0%	1%	0%	(0)%
Expense (income) associated with options	0%	0%	0%	0%	0%
Depreciation on unconsolidated real estate entities	0%	0%	0%	0%	0%
Minority interestholders' share of operations	(0)%	(0)%	(0)%	(0)%	(0)%
Depreciation of corporate FF&E	(0)%	(0)%	(0)%	(0)%	(0)%

Funds From Operations (FFO)—Diluted	33%	33%	34%	34%	37%
Depreciation and other amortization	(18)%	(19)%	(17)%	(16)%	(17)%
Gain on property sales	0%	0%	0%	0%	1%
Loss on early extinguishment of debt	(0)%	(0)%	(0)%	0%	(0)%
Expense (income) associated with options	(0)%	(0)%	0%	(0)%	0%
Depreciation on unconsolidated real estate entities	(0)%	(0)%	(0)%	(0)%	(0)%
Minority interestholders' share of operations	0%	0%	0%	0%	0%
Series B, E & F Preferred Share dividends	7%	7%	7%	5%	5%

Income Before Minority Interests and Preferred Share Dividends	22%	21%	24%	24%	26%
Minority Interests:
Preferred Units in Operating Partnership	(2)%	(2)%	(2)%	(2)%	(2)%
Common Units in Operating Partnership	(4)%	(4)%	(5)%	(5)%	(6)%
Other consolidated entities	(0)%	(0)%	(0)%	(0)%	(0)%
Preferred Share dividends	(7)%	(7)%	(8)%	(6)%	(6)%

Net Income Available to Common Shareholders	9%	8%	10%	11%	12%

Funds From Operations (FFO)—Diluted	33%	33%	34%	34%	37%
Straight line rents	(3)%	(1)%	(3)%	(2)%	(3)%
Non-incremental capital expenditures	(4)%	(5)%	(6)%	(4)%	(4)%

Adjusted Funds from Operations—Diluted	27%	28%	26%	28%	30%

Note: The above presentation does not separately report discontinued operations.

Quarterly Equity Analysis
(Amounts in thousands, except per share data, share prices and ratios)

	2002		2001
	June 30	March 31	December 31	September 30	June 30
Common Equity—End of Quarter
Common Shares(1)	23,236	22,772	20,648	20,590	20,526
Common Units	9,278	9,607	9,607	9,617	9,307

Total	32,514	32,379	30,255	30,207	29,833

Convertible Preferred Equity—End of Quarter
Convertible Series A Preferred Shares Outstanding(2)	n/a	n/a	0	0	0
Conversion Ratio	n/a	n/a	1.8748	1.8748	1.8748
Common Shares Issued Assuming Conversion	n/a	n/a	0	0	0
Preferred Share Liquidation Preference	n/a	n/a	$25.00	$25.00	$25.00
Convertible Series D Preferred Shares Outstanding	544	544	544	544	544
Conversion Ratio	2.2000	2.2000	2.2000	2.2000	2.2000
Common Shares Issued Assuming Conversion	1,197	1,197	1,197	1,197	1,197
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Convertible Series C Preferred Units Outstanding	1,017	1,017	1,017	1,017	1,017
Conversion Ratio	2.3810	2.3810	2.3810	2.3810	2.3810
Common Units Issued Assuming Conversion	2,421	2,421	2,421	2,421	2,421
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Perpetual Preferred Equity—End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series E Shares Outstanding(3)	1,150	1,150	1,150	1,150	1,150
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series F Shares Outstanding(4)	1,425	1,425	1,425	1,425	n/a
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	n/a
Weighted Average Shares:
Weighted Average Common Shares Outstanding	22,704	20,889	20,186	20,141	20,077
Weighted Average Preferred Shares Outstanding Assuming Conversion	1,197	1,197	1,197	1,197	1,197
Weighted Average Dilutive Options	1,040	828	590	481	334
Weighted Average Common Units	9,391	9,607	9,609	9,415	9,335
Weighted Average Preferred Units Assuming Conversion	2,421	2,421	2,421	2,421	2,421

Weighted Avg. Shares/Units Outstanding Assuming Conversion of Preferred Shares/Units	36,753	34,942	34,003	33,655	33,364

Common Shares Trading Volume
Average Daily Volume (Shares)	76	116	23	30	24
Average Daily Volume (Dollars in thousands)	$1,042.19	$1,460.22	$261.76	$313.45	$237.66
As a Percentage of Common Shares	0.3%	0.6%	0.1%	0.1%	0.1%
Common Share Price Range
Quarterly High	$14.69	$13.20	$12.71	$11.50	$10.60
Quarterly Low	$12.95	$11.62	$10.75	$9.86	$9.36
Quarterly Average	$13.78	$12.54	$11.50	$10.61	$10.10
End of Quarter	$14.59	$13.10	$11.87	$10.90	$10.00
Capitalization
Liquidation Value of Preferred Shares/Units	$134,642	$134,642	$134,642	$134,642	$99,017
Market Value of Common Shares/Units	474,379	424,165	359,127	329,256	298,330

Total Equity Market Capitalization	$609,021	$558,806	$493,768	$463,898	$397,347

Total Debt	$633,498	$573,821	$573,327	$508,715	$475,999

Total Market Capitalization	$1,242,519	$1,132,627	$1,067,095	$972,613	$873,346

Debt to Total Market Capitalization	51.0%	50.7%	53.7%	52.3%	54.5%
Debt to Undepreciated Book Value of Real Estate Assets	59.9%	57.4%	58.6%	56.2%	57.1%

(1)
Net of 166,600 treasury shares as of June 30, 2002.

(2)
On March 5, 2002, Constellation converted its Series A Preferred Share and then sold its entire common share position.

(3)
We issued 1,150,000 Cumulative Redeemable Series E preferred shares on April 6, 2001.

(4)
We issued 1,425,000 Cumulative Redeemable Series F preferred shares on September 13, 2001.

Quarterly Valuation Analysis
(Dollars in thousands except per share data and ratios)

	2002				2001
	June 30		March 31		December 31		September 30		June 30
PRICING MULTIPLES
NOI Multiple
(Market value of Common Equity + Avg. Preferred Share/Units+ Avg. Total Debt) / Ann. NOI	11.48	x	11.70	x	11.00	x	10.93	x	10.82	x
EBITDA Multiple
(Market value of Common Equity + Avg. Preferred Share/Units + Avg. Total Debt) / Ann. EBITDA	12.46	x	12.41	x	11.30	x	11.43	x	10.66	x
FFO Multiple
(Quarter End Common Share Price / Ann. FFO—diluted)	10.87	x	10.06	x	8.80	x	8.31	x	7.90	x
AFFO Multiple
(Quarter End Common Share Price / Ann. AFFO—diluted)	13.46	x	11.99	x	11.79	x	10.07	x	9.71	x
NOI Yield
(Ann. NOI / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	8.71%		8.54%		9.09%		9.15%		9.24%
EBITDA Yield
(Ann. EBITDA / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	8.03%		8.06%		8.85%		8.75%		9.38%
FFO Yield
(Ann. FFO / Quarter End Common Share Price)	9.20%		9.94%		11.36%		12.03%		12.66%
AFFO Yield
(Ann. AFFO / Quarter End Common Share Price)	7.43%		8.34%		8.48%		9.93%		10.30%
Total Market Capitalization Per Square Foot
((Market Value of Common Stock + Preferred Share/Units + Total Debt) / GLA)(1)	$147.84		$145.61		$137.76		$133.34		$129.22
RETURNS
Yield on Real Estate Owned—NOI
(Ann. NOI / Avg. Adjusted Gross Real Estate Investment)(2)	10.97%		10.65%		10.71%		11.12%		10.54%
Yield on Real Estate Owned—EBITDA
(Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment)(2)	10.12%		10.04%		10.42%		10.63%		10.71%
Return on Book Value of Average Equity & Minority Interest
(Ann. EBTDA / Avg. Equity & Minority Interest)	15.66%		15.01%		15.45%		14.85%		15.82%

(1)
Excludes square footage of assets under development, under construction or held in a joint venture.

(2)
Excludes land-development, construction in progress and investment in development real estate joint ventures as these assets are not yet income generating.

Quarterly Debt Analysis
(Dollars in thousands)

	2002				2001
	June 30		March 31		December 31		September 30		June 30
Debt Outstanding
Mortgage Loans	$489,145		$462,287		$445,951		$475,163		$409,670
Construction Loans	18,553		17,534		17,376		15,852		13,099
Secured Revolving Credit Facility	125,800		94,000		110,000		17,700		53,230

	$633,498		$573,821		$573,327		$508,715		$475,999

Average Outstanding Balance
Mortgage Loans	$467,885		$452,987		$428,231		$446,784		$377,222
Construction Loans	18,273		17,431		16,648		15,502		10,436
Revolving Credit Facility	—		—		—		—		28,445
Secured Revolving Credit Facility	121,403		108,581		89,110		52,548		59,123

	$607,561		$578,999		$533,989		$514,834		$475,226

Interest Rate Structure
Fixed	$391,906		$340,037		$326,701		$328,029		$305,431
Variable	141,592		83,784		96,626		—		—
Variable Subject to Interest Rate Protection (1 - 4)	100,000		150,000		150,000		180,686		170,568

	$633,498		$573,821		$573,327		$508,715		$475,999

% of Fixed Rate Loans(5)	61.86%		59.26%		56.98%		64.48%		64.17%
% of Variable Rate Loans	38.14%		40.74%		43.02%		35.52%		35.83%

	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	6.40%		6.37%		6.71%		7.12%		7.31%
Revolving Credit Facility	n/a		n/a		n/a		n/a		6.71%
Secured Revolving Credit Facility	6.86%		7.21%		7.32%		6.73%		6.93%
Total Weighted Average	6.47%		6.52%		6.85%		7.08%		7.22%
Debt Ratios
Debt to Total Market Capitalization	51.0%		50.7%		53.7%		52.3%		54.5%
Debt to Undepreciated Book Value of Real Estate Assets	59.9%		57.4%		58.6%		56.2%		57.1%
Coverage Ratios (excluding capitalized interest)
Interest Coverage—NOI (NOI / Interest)	2.92	x	2.81	x	2.76	x	2.68	x	2.60	x
Interest Coverage—EBITDA (EBITDA / Interest)	2.69	x	2.65	x	2.68	x	2.57	x	2.64	x
Interest Coverage—EBITDA—YTD (EBITDA / Interest—Year-to-date)	2.67	x	2.65	x	2.63	x	2.60	x	2.50	x
Debt Service Coverage—NOI (NOI / (Interest + Principal Amortization))	2.49	x	2.43	x	2.38	x	2.32	x	2.28	x
Debt Service Coverage—EBITDA (EBITDA / (Interest + Principal Amortization))	2.30	x	2.29	x	2.31	x	2.22	x	2.32	x
Fixed Charge Coverage—NOI (NOI / (Interest + Preferred Distribution))	2.17	x	2.07	x	2.02	x	2.08	x	2.03	x
Fixed Charge Coverage—EBITDA (EBITDA / (Interest + Preferred Distribution))	2.00	x	1.95	x	1.96	x	1.99	x	2.06	x

(1)
We purchased a $50 million 2-year cap on LIBOR at a rate of 7.0% which expired May 31, 2002.

(2)
We purchased a $50 million 1-year cap on LIBOR at a rate of 7.0% which expired October 13, 2001.

(3)
We purchased a $25 million 1-year cap on LIBOR at a rate of 7.0% which expired October 13, 2001.

(4)
We executed a $100 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 5.76% over a two-year period which expires January 2, 2003.

(5)
Excludes interest rate protection agreements.

Quarterly Operating Ratios
(Dollars in thousands except per share data and ratios)

	2002		2001
	June 30	March 31	December 31	September 30	June 30
OPERATING RATIOS
NOI as a % of Real Estate Revenues
(NOI / (Rental Revenue + Oper. Expense Reimb.))	71.90%	70.45%	69.81%	69.87%	70.19%
EBITDA as a % of Real Estate Revenues
(EBITDA / (Rental Revenue + Oper. Expense Reimb.))	66.29%	66.43%	67.93%	66.80%	71.30%
G&A as a % of Real Estate Revenues
(G&A / (Rental Revenue + Oper. Expense Reimb.))	5.27%	6.29%	3.49%	4.20%	4.63%
G&A as a % of EBITDA
(G&A / EBITDA)	7.94%	9.47%	5.13%	6.29%	6.49%
Quarter end occupancy for operating portfolio	94.10%	93.92%	96.07%	97.18%	96.92%
Quarter end % leased for operating portfolio	95.07%	94.70%	96.59%	97.57%	97.60%
Non-Incremental Capital Expenditures	$1,382	$1,618	$1,950	$1,211	$1,153
Non-Incremental Capital Expenditures per average square foot	$0.17	$0.21	$0.26	$0.17	$0.17
Non-Incremental Capital Expenditures per Diluted Share	$0.04	$0.05	$0.06	$0.04	$0.03
Non-Incremental Capital Expenditures as a % of NOI	5.22%	6.66%	8.35%	5.41%	5.72%

Quarterly Dividend Analysis

2002	2001
June 30	March 31	December 31	September 30	June 30
Common Share Dividends
Dividends per share/unit	$0.21	$0.21	$0.21	$0.21	$0.20
Increase over prior quarter	0.0%	0.0%	0.0%	5.0%	0.0%
Increase over prior year	5.0%	5.0%	5.0%	5.0%	5.3%
Common Dividend Payout Ratios
Payout—FFO—Diluted ((Dividend + Distributions)/FFO)	60.5%	65.3%	60.8%	62.7%	62.4%
Payout—AFFO—Diluted (Dividend /FAD)	74.9%	77.9%	81.4%	76.0%	76.7%
Dividend Coverage—FFO—Diluted (FFO /dividends)	1.65	x	1.53	x	1.64	x	1.59	x	1.60	x
Dividend Coverage—AFFO—Diluted (AFFO/dividends)	1.33	x	1.28	x	1.23	x	1.32	x	1.30	x
Common Dividend Yields
Dividend Yield	5.76%	6.41%	7.08%	7.71%	8.00%
Series C Preferred Unit Distributions
Preferred Unit Distributions Per Share	$0.56250	$0.56250	$0.56250	$0.56250	$0.56250
Preferred Unit Distributions Yield	9.00%	9.00%	9.00%	9.00%	9.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series A Preferred Share Dividends(1)
Preferred Share Dividends Per Share	n/a	n/a	$0.34375	$0.34375	$0.34375
Preferred Share Dividend Yield	n/a	n/a	5.50%	5.50%	5.50%
Quarter End Liquidation Preference	n/a	n/a	$25.00	$25.00	$25.00
Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.62500	$0.62500	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series D Preferred Share Dividends
Preferred Share Dividends Per Share	$0.25000	$0.25000	$0.25000	$0.25000	$0.25000
Preferred Share Dividend Yield	4.00%	4.00%	4.00%	4.00%	4.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series E Preferred Share Dividends(2)
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	10.25%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series F Preferred Share Dividends(3)
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	n/a
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	n/a
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	n/a

(1)
On March 5, 2002, Constellation converted its Series A Preferred Share and then sold its entire common share ownership position.

(2)
We issued 1,150,000 of Series E Cumulative Redeemable Preferred Shares on April 6, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.6050 per share.

(3)
We issued 1,425,000 of Series F Cumulative Redeemable Preferred Shares on September 13, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.123435 per share.

Investor Composition and Analyst Coverage
(as of June 30, 2002)

SHAREHOLDER CLASSIFICATION	Common Shares	Common Units	As If Converted Preferred Shares/Units	Total	Fully Diluted Ownership % of Total
Insiders	1,184,378	7,819,137	—	9,003,515	24.92%
Institutional Ownership	11,690,996	—	3,617,472	15,308,468	42.37%
Other / Retail	10,360,424	1,459,080	—	11,819,504	32.71%

	23,235,798	9,278,217	3,617,472	36,131,487	100.00%

RESEARCH COVERAGE	June 30, 2002	March 31, 2002	December 31, 2001	September 30, 2001	June 30, 2001
A. G. Edwards	x	x	x	x	x
BB&T Capital Markets	x	x	n/a	n/a	n/a
Credit Suisse First Boston	x	x	x	x	x
Deutsche Banc Alex. Brown	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Janney Montgomery Scott	n/a	n/a	x	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x
Mercury Partners, LLC	x	n/a	n/a	n/a	n/a

Source: Institutional ownership was obtained from filed Forms 13(f) as of March 31, 2002 per Vickers Stock Research Corporation.

Debt Maturity Schedule—June 30, 2002
(Dollars in thousands)

	Mortgages		Construction Loans(1)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity(2)	$150,000 Secured Revolving Credit Facility(3)	Total Scheduled Payments
July - Dec. 2002	$3,378	$25,000	$79	$—	$—	$28,457
2003	7,348	25,110	173	18,301	—	50,932
2004	8,054	46,315	—	—	—	54,369
2005	7,881	41,567	—	—	125,800	175,248
2006	7,500	59,975	—	—	—	67,475
2007	6,122	51,455	—	—	—	57,577
2008	4,121	142,737	—	—	—	146,858
2009	524	52,058	—	—	—	52,582

	$44,928	$444,217	$252	$18,301	$125,800	$633,498

Notes:

(1)
The construction loan balances as of June 30, 2002 represent the outstanding balances as of that date.

(2)
We have the right to extend a $10,587 construction loan for a one-year period subject to certain conditions, upon maturity in December 2002. The above table reflects this $10,492 maturity in 2003 as if the loan had been extended.

(3)
We have the right to extend the Secured Revolving Credit Facility for a one-year period, subject to certain conditions, upon maturity in March 2004. The extended maturity date has been presented above.

  We have the following interest rate protection agreements in place:
  $100 million notional amount swap of thirty-day LIBOR at 5.76% expiring in January 2003.

Property Summary by Region—June 30, 2002

Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Office Properties Baltimore /Washington Corridor
1	2730 Hercules Road	Owned	BWI Airport	MD	1990	M	240,336
2	2711 Technology Drive (211 NBP)	Owned	BWI Airport	MD	2002	M	152,000
3	132 National Business Parkway	Owned	BWI Airport	MD	2000	M	118,456
4	2721 Technology Drive (221 NBP)	Owned	BWI Airport	MD	2000	M	118,093
5	2701 Technology Drive (201 NBP)	Owned	BWI Airport	MD	2001	M	105,332	12,118
6	1306 Concourse Drive	Owned	BWI Airport	MD	1990	M	114,046
7	1304 Concourse Drive	Owned	BWI Airport	MD	2002	M	64,745	38,219
8	870-880 Elkridge Landing Road	Owned	BWI Airport	MD	1981	M	101,785
9	900 Elkridge Landing Road	Owned	BWI Airport	MD	1982	M	97,139
10	1199 Winterson Road	Owned	BWI Airport	MD	1988	M	96,636
11	920 Elkridge Landing Road	Owned	BWI Airport	MD	1982	M	96,566
12	134 National Business Parkway	Owned	BWI Airport	MD	1999	M	93,482
13	133 National Business Parkway	Owned	BWI Airport	MD	1997	M	88,666
14	141 National Business Parkway	Owned	BWI Airport	MD	1990	M	86,964
15	135 National Business Parkway	Owned	BWI Airport	MD	1998	M	86,863
16	1302 Concourse Drive	Owned	BWI Airport	MD	1996	M	84,607
17	7467 Ridge Road	Owned	BWI Airport	MD	1990	M	74,273
18	7240 Parkway Drive	Owned	BWI Airport	MD	1985	M	74,156
19	881 Elkridge Landing Road	Owned	BWI Airport	MD	1986	M	73,572
20	1099 Winterson Road	Owned	BWI Airport	MD	1988	M	70,938
21	131 National Business Parkway	Owned	BWI Airport	MD	1990	M	68,910
22	1190 Winterson Road	Owned	BWI Airport	MD	1987	M	68,567
23	849 International Drive	Owned	BWI Airport	MD	1988	M	68,397
24	911 Elkridge Landing Road	Owned	BWI Airport	MD	1985	M	68,296
25	1201 Winterson Road	Owned	BWI Airport	MD	1985	M	67,903
26	999 Corporate Boulevard	Owned	BWI Airport	MD	2000	M	67,351
27	7318 Parkway Drive	Owned	BWI Airport	MD	1984	M	59,204
28	7320 Parkway Drive	Owned	BWI Airport	MD	1983	S	57,176
29	900 International Drive	Owned	BWI Airport	MD	1986	S	57,140
30	930 International Drive	Owned	BWI Airport	MD	1986	S	57,140
31	901 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	57,130
32	891 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	56,489
33	921 Elkridge Landing Road	Owned	BWI Airport	MD	1983	M	54,057
34	939 Elkridge Landing Road	Owned	BWI Airport	MD	1983	M	53,031
35	938 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	52,988
36	940 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	51,704
37	800 International Drive	Owned	BWI Airport	MD	1988	S	50,979
38	1340 Ashton Road	Owned	BWI Airport	MD	1989	S	46,400
39	7321 Parkway Drive	Owned	BWI Airport	MD	1984	S	39,822
40	1334 Ashton Road	Owned	BWI Airport	MD	1989	S	37,565
41	1331 Ashton Road	Owned	BWI Airport	MD	1989	S	29,936
42	1350 Dorsey Road	Owned	BWI Airport	MD	1989	S	19,992
43	1344 Ashton Road	Owned	BWI Airport	MD	1989	M	16,865
44	1341 Ashton Road	Owned	BWI Airport	MD	1989	S	15,841
45	1343 Ashton Road	Owned	BWI Airport	MD	1989	S	9,962
46	114 National Business Parkway	Owned	BWI Airport	MD	2002	S	9,717

	Subtotal (continued on next page)						3,281,217	50,337

Property Summary by Region—June 30, 2002
Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Subtotal (continued from prior page)						3,281,217	50,337
47	1615 and 1629 Thames Street	Owned	Baltimore City	MD	1989	M	104,115
48	9690 Deereco Road	Owned	North Baltimore Co.	MD	1988	M	133,737
49	375 West Padonia Road	Owned	North Baltimore Co.	MD	1986	M	101,133
50	7200 Riverwood Drive	Owned	Howard Co. Perimeter	MD	1986	S	160,000
51	9140 Route 108	Owned	Howard Co. Perimeter	MD	1974/1985	S	150,000
52	7000 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1999	M	145,806
53	6731 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2002	M	71,243	52,500
54	6940 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1999	M	108,737
55	6950 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1998	M	107,778
56	7067 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2001	M	82,953
57	6750 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	2001	M	78,460
58	6700 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1988	M	75,635
59	6740 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1992	M	61,957
60	8815 Centre Park Drive	Owned	Howard Co. Perimeter	MD	1987	M	53,782
61	6716 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1990	M	52,002
62	9140 Guilford Road	Owned	Howard Co. Perimeter	MD	1983	S	41,566
63	7065 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	S	38,560
64	6760 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1991	M	37,248
65	7063 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	S	36,936
66	9160 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	M	36,528
67	6708 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1988	M	35,040
68	7061 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	M	29,604
69	9150 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	S	17,655
70	6724 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	2002	M	16,076	12,236
71	9130 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	S	13,700
	Robert Fulton Drive—Phase I	JV	Howard Co. Perimeter	MD		M		105,850
72	14502 Greenview Drive	Owned	Laurel	MD	1988	M	71,926
73	14504 Greenview Drive	Owned	Laurel	MD	1985	M	69,194
	4260 Forbes Boulevard	JV	Lanham	MD		M		54,692
74	6009-6011 Oxon Hill Road	Owned	Southern Prince George's County	MD	1990	M	181,768	—

	Total Baltimore/Washington Corridor:						5,394,356	275,615

Property Summary by Region—June 30, 2002
Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Greater Philadelphia
1	753 Jolly Road	Owned	Blue Bell	PA	1960/1992-94	M	419,472
2	785 Jolly Road	Owned	Blue Bell	PA	1970/1996	M	219,065
3	760 Jolly Road	Owned	Blue Bell	PA	1974/1994	M	208,854
4	751 Jolly Road	Owned	Blue Bell	PA	1966/1991	M	112,958	—

	Total Greater Philadelphia:						960,349	—

	Greater Harrisburg
1	2605 Interstate Drive	Owned	East Shore	PA	1990	M	81,187
2	6345 Flank Drive	Owned	East Shore	PA	1989	S	69,443
3	6340 Flank Drive	Owned	East Shore	PA	1988	S	68,200
4	2601 Market Place	Owned	East Shore	PA	1989	M	67,743
5	6400 Flank Drive	Owned	East Shore	PA	1992	S	52,439
6	6360 Flank Drive	Owned	East Shore	PA	1988	S	46,500
7	6385 Flank Drive	Owned	East Shore	PA	1995	S	32,800
8	6380 Flank Drive	Owned	East Shore	PA	1991	S	32,613
9	6405 Flank Drive	Owned	East Shore	PA	1991	S	32,000
10	95 Shannon Road	Owned	East Shore	PA	1999	S	21,976
11	75 Shannon Road	Owned	East Shore	PA	1999	S	20,887
12	6375 Flank Drive	Owned	East Shore	PA	2000	S	19,783
13	85 Shannon Road	Owned	East Shore	PA	1999	S	12,863
14	5035 Ritter Road	Owned	West Shore	PA	1988	S	56,556
15	5070 Ritter Road—Building A	Owned	West Shore	PA	1989	S	32,309
16	5070 Ritter Road—Building B	Owned	West Shore	PA	1989	S	28,039	—

	Total Greater Harrisburg:						675,338	—

	Northern/Central New Jersey
1	431 Ridge Road	Owned	Exit 8A—Cranbury	NJ	1958/1998	S	170,000
2	429 Ridge Road	Owned	Exit 8A—Cranbury	NJ	1966/1996	M	142,385
3	68 Culver Road	Owned	Exit 8A—Cranbury	NJ	2000	M	57,280
4	104 Interchange Plaza	Owned	Exit 8A—Cranbury	NJ	1990	M	47,677
5	101 Interchange Plaza	Owned	Exit 8A—Cranbury	NJ	1985	M	43,621
6	47 Commerce	Owned	Exit 8A—Cranbury	NJ	1992/1998	S	41,398
7	437 Ridge Road	Owned	Exit 8A—Cranbury	NJ	1962/1996	S	30,000
8	7 Centre Drive	Owned	Exit 8A—Cranbury	NJ	1989	S	19,466
9	8 Centre Drive	Owned	Exit 8A—Cranbury	NJ	1986	S	16,199
10	2 Centre Drive	Owned	Exit 8A—Cranbury	NJ	1989	S	16,132
11	4301 Route 1	Owned	Monmouth Junction	NJ	1986	M	61,300
12	695 Route 46	Owned	Wayne	NJ	1990	M	157,394
13	710 Route 46	Owned	Wayne	NJ	1985	M	101,120	—

	Total Northern / Central New Jersey:						903,972	—

	Northern Virginia
1	15000 Conference Center Drive	Owned	Chantilly	VA	1989	M	470,406	—

	Total Northern Virginia:						470,406	—

108	TOTAL PORTFOLIO						8,404,421	275,615

Property Occupancy Rates by Region by Quarter

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Northern Virginia	Total Portfolio
June 30, 2002
Number of Buildings	4	74	13	16	1	108
Rentable Square Feet	960,349	5,394,356	903,972	675,338	470,406	8,404,421
Percent Occupied	100.00%	92.92%	94.82%	90.31%	99.56%	94.10%
March 31, 2002
Number of Buildings	4	65	13	16	1	99
Rentable Square Feet	960,349	4,768,870	903,972	674,686	470,406	7,778,283
Percent Occupied	100.00%	92.73%	93.88%	89.83%	99.56%	93.92%
December 31, 2001
Number of Buildings	4	64	13	16	1	98
Rentable Square Feet	960,349	4,791,139	903,972	674,686	470,406	7,800,552
Percent Occupied	100.00%	95.68%	95.80%	91.17%	99.56%	96.07%
September 30, 2001
Number of Buildings	4	64	13	16	—	97
Rentable Square Feet	960,349	4,759,623	904,854	677,903	—	7,302,729
Percent Occupied	100.00%	98.33%	95.65%	87.19%	0%	97.18%
June 30, 2001
Number of Buildings	4	58	13	16	—	91
Rentable Square Feet	960,349	4,413,104	904,854	677,903	—	6,956,210
Percent Occupied	100.00%	97.96%	94.19%	89.41%	0%	96.92%

Top Twenty Office Tenants as of June 30, 2002
(Dollars and Square Feet in thousands)

Tenant	Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Rental Revenue(1)	Percentage of Total Rental Revenue	Weighted Average Remaining Lease Term(2)
United States of America(3)	21	896,012	11.3%	$16,710	11.9%	4.0
AT&T Local Services(4)	7	451,498	5.7%	9,159	6.5%	6.0
Unisys(5)	3	741,284	9.4%	7,444	5.3%	7.0
Dyncorp Information Systems, LLC	1	244,522	3.1%	5,384	3.8%	8.5
Computer Sciences Corporation	2	207,232	2.6%	4,779	3.4%	7.5
General Dynamics Government Corp.	3	173,486	2.2%	4,080	2.9%	6.6
Ciena Corporation(6)	5	298,482	3.8%	4,007	2.9%	3.5
Magellan Behavioral Health, Inc.	2	150,622	1.9%	3,259	2.3%	1.6
Booz-Allen & Hamilton	4	151,960	1.9%	3,084	2.2%	3.0
Northrop Grumman Systems	3	125,913	1.6%	2,922	2.1%	5.6
Commonwealth of Pennsylvania(4)	9	185,353	2.3%	2,624	1.9%	6.1
Merck & Co., Inc.(5)	1	219,065	2.8%	2,237	1.6%	7.0
CareFirst, Inc. and Subsidiaries	3	94,223	1.2%	2,044	1.5%	5.5
Bookham Technology, Inc.	1	150,000	1.9%	1,900	1.4%	5.6
Johns Hopkins University(4)	4	81,935	1.0%	1,798	1.3%	4.2
Genuity, Inc.	2	47,344	0.6%	1,641	1.2%	1.9
Sun Microsystems, Inc.	2	60,730	0.8%	1,484	1.1%	3.5
First American Credit Management Solutions, Inc.	1	70,982	0.9%	1,374	1.0%	6.4
Honeywell International	1	145,806	1.8%	1,334	1.0%	3.6
Deutsche Banc Alex. Brown	1	84,354	1.1%	1,327	0.9%	1.9
Subtotal Top 20 Office Tenants	76	4,580,803	57.9%	78,590	56.0%	5.3

All remaining tenants	380	3,327,554	42.1%	61,838	44.0%	3.4

Total/Weighted Average	456	7,908,357	100.0%	$140,428	100.0%	4.4

(1)
Total Rental Revenue is the monthly contractual base rent as of June 30, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)
The weighting of the lease term was computed using Total Rental Revenue.

(3)
Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)
Includes affiliated organizations or agencies.

(5)
Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet.

(6)
In addition to the 298,482 square feet directly leased, Ciena Corporation also subleases 107,064 rentable square feet from various tenants in our portfolio over different lease terms.

Total Rental Revenue by Geographic Region by Quarter(1)
(Dollars in thousands)

	2002		2001
	June 30	March 31	December 31	September 30	June 30
Office Properties:
Greater Philadelphia	$2,506	$2,506	$2,506	$2,506	$2,506
Baltimore/Washington Corridor	24,573	21,896	22,911	22,558	18,654
Northern/Central New Jersey	4,604	4,921	4,786	4,757	4,998
Greater Harrisburg	2,390	2,407	2,231	2,174	2,483
Northern Virginia	2,661	2,688	947	—	—

Total Regional Rental Revenue	$36,734	$34,418	$33,381	$31,995	$28,641

(1)
Rental revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments and tenant services income.

Net Operating Income by Geographic Region by Quarter
(Dollars in thousands)

	2002		2001
	June 30	March 31	December 31	September 30	June 30
Office Properties:
Greater Philadelphia	$2,473	$2,466	$2,478	$2,476	$2,469
Baltimore/Washington Corridor	17,689	15,140	15,745	15,539	12,704
Northern/Central New Jersey	2,930	3,213	2,890	2,819	3,173
Greater Harrisburg	1,738	1,810	1,640	1,506	1,736
Northern Virginia	1,550	1,598	527	—	—

Total Regional NOI	$26,380	$24,227	$23,280	$22,340	$20,082
Other income / expenses, net	103	79	78	54	71

Total NOI	$26,483	$24,306	$23,358	$22,394	$20,153

Same Office Property Cash Net Operating Income by Quarter(1)
(Dollars in thousands)

	2002		2001
	June 30	March 31	December 31	September 30	June 30
Office Properties:(2)
Greater Philadelphia	$2,409	$2,410	$2,410	$2,408	$2,364
Baltimore/Washington Corridor	11,733	12,428	11,775	12,038	12,124
Northern/Central New Jersey	2,939	3,221	2,850	2,779	2,845
Greater Harrisburg	1,727	1,773	1,645	1,489	1,707

Total Office Properties	$18,808	$19,832	$18,680	$18,714	$19,040

Same Office Property GAAP Net Operating Income by Quarter(1)
(Dollars in thousands)

	2002		2001
	June 30	March 31	December 31	September 30	June 30
Office Properties:(2)
Greater Philadelphia	$2,496	$2,496	$2,496	$2,495	$2,497
Baltimore/Washington Corridor	11,932	12,478	11,984	12,457	12,554
Northern/Central New Jersey	2,967	3,265	2,922	2,854	2,940
Greater Harrisburg	1,760	1,834	1,654	1,518	1,757

Total Office Properties	$19,155	$20,073	$19,056	$19,324	$19,748

(1)
Net operating income for same office properties has been presented on a GAAP basis and a modified cash basis which removes the effect of straight-line rents from the GAAP net operating income.

(2)
Same office properties include buildings owned for a minimum of five reporting quarters.

Average Occupancy Rates by Region for Same Office Properties(1)

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
2nd Quarter 2002 Average
Number of Buildings	4	50	13	16	83
Rentable Square Feet	960,349	3,946,754	903,972	674,916	6,485,991
Percent Occupied	100.00%	92.11%	94.28%	89.96%	93.36%
1st Quarter 2002 Average
Number of Buildings	4	50	13	16	83
Rentable Square Feet	960,349	3,945,733	903,972	674,686	6,484,740
Percent Occupied	100.00%	93.97%	94.46%	90.48%	94.57%
4th Quarter 2001 Average
Number of Buildings	4	50	13	16	83
Rentable Square Feet	960,349	3,945,093	903,972	675,758	6,485,172
Percent Occupied	100.00%	95.59%	95.82%	89.03%	95.59%
3rd Quarter 2001 Average
Number of Buildings	4	50	13	16	83
Rentable Square Feet	960,349	3,944,431	904,854	677,903	6,487,537
Percent Occupied	100.00%	98.42%	95.19%	87.01%	97.01%
2nd Quarter 2001 Average
Number of Buildings	4	50	13	16	83
Rentable Square Feet	960,349	3,926,683	904,834	677,606	6,469,472
Percent Occupied	100.00%	98.06%	94.22%	90.24%	96.99%

(1)
Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration(1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Rental Revenue of Expiring Leases(2)	Percentage of Total Rental Revenue Expiring	Total Rental Revenue of Expiring Leases per Occupied Square Foot
July 1 - December 31, 2002	68	738,443	9.3%	$12,083	8.6%	$16.36
2003	92	784,293	9.9%	14,579	10.4%	18.59
2004	74	881,640	11.1%	17,580	12.5%	19.94
2005	71	795,697	10.1%	15,373	10.9%	19.32
2006	57	804,544	10.2%	14,507	10.3%	18.03
2007	39	847,427	10.7%	15,118	10.8%	17.84
2008	15	787,904	10.0%	15,130	10.8%	19.20
2009	15	1,229,339	15.5%	14,639	10.4%	11.91
2010	12	664,561	8.4%	14,202	10.1%	21.37
2011	2	45,924	0.6%	1,086	0.8%	23.64
2012	4	281,264	3.6%	6,130	4.4%	21.80
Other(3)	7	47,321	0.6%	—	0.0%	—

Total/Weighted Average	456	7,908,357	100.0%	$140,428	100.0%	$18.34

NOTE: As of June 30, 2002, the weighted average lease term is 4.4 years.

(1)
Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)
Total Rental Revenue is the monthly contractual base rent as of June 30, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)
Other consists primarily of amenities, including cafeterias, concierge offices and property management space.

Year to Date Office Renewal Analysis

	Greater Philadelphia	Baltimore/Washington Corridor	Northern/Central New Jersey	Greater Harrisburg	Northern Virginia	Total Office
For Six Months Ended June 30, 2002:
Expiring Square Feet	—	311,990	23,097	59,153	—	394,240
Vacated Square Feet	—	117,256	12,368	18,846	—	148,470
Renewed Square Feet	—	194,734	10,729	40,307	—	245,770
Retention Rate (% based upon square feet)	0.00%	62.42%	46.45%	68.14%	0.00%	62.34%
Renewal & Retenanted Space:
Change in Base Rent—Straight-line	0.00%	0.28%	13.82%	24.34%	29.72%	4.84%
Change in Total Rent—Straight-line	0.00%	6.09%	6.17%	(2.47)%	29.72%	6.34%
Change in Base Rent—Cash	0.00%	(1.92)%	9.98%	16.12%	30.11%	2.14%
Change in Total Rent—Cash	0.00%	4.06%	2.76%	(8.74)%	30.11%	3.84%
Average Capital Cost per Square Foot	$—	$3.62	$17.09	$0.27	$0.09	$3.94

Quarterly Office Renewal Analysis

	Greater Philadelphia	Baltimore/Washington Corridor	Northern/Central New Jersey	Greater Harrisburg	Northern Virginia	Total Office
Quarter Ended June 30, 2002:
Expiring Square Feet	—	269,958	11,136	5,953	—	287,047
Vacated Square Feet	—	96,131	2,376	3,566	—	102,073
Renewed Square Feet	—	173,827	8,760	2,387	—	184,974
Retention Rate (% based upon square feet)	0.00%	64.39%	78.66%	40.10%	0.00%	64.44%
Renewal & Retenanted Space:
Change in Base Rent — Straight-line	0.00%	2.04%	25.04%	(7.04)%	29.72%	5.60%
Change in Total Rent—Straight-line	0.00%	8.25%	20.24%	(5.35)%	29.72%	10.39%
Change in Base Rent—Cash	0.00%	(1.50)%	21.74%	(8.86)%	30.11%	2.34%
Change in Total Rent—Cash	0.00%	4.79%	17.19%	(6.75)%	30.11%	7.23%
Average Capital Cost per Square Foot	$—	$3.20	$22.94	$2.25	$0.09	$4.35
Quarter Ended March 31, 2002:
Expiring Square Feet	—	42,032	11,961	53,200	—	107,193
Vacated Square Feet	—	21,125	9,992	15,280	—	46,397
Renewed Square Feet	—	20,907	1,969	37,920	—	60,796
Retention Rate (% based upon square feet)	0.00%	49.74%	16.46%	71.28%	0.00%	56.72%
Renewal & Retenanted Space:
Change in Base Rent—Straight-line	0.00%	(4.35)%	(2.70)%	29.35%	0.00%	3.21%
Change in Total Rent—Straight-line	0.00%	0.55%	(12.76)%	(2.02)%	0.00%	(1.53)%
Change in Base Rent—Cash	0.00%	(3.11)%	(7.51)%	20.16%	0.00%	1.71%
Change in Total Rent—Cash	0.00%	2.04%	(16.86)%	(9.06)%	0.00%	(3.05)%
Average Capital Cost per Square Foot	$—	$5.01	$5.67	$0.04	$—	$3.08

Quarterly Office Renewal Analysis (continued)

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/Central New Jersey	Greater Harrisburg	Northern Virginia	Total Office
Quarter Ended December 31, 2001:
Expiring Square Feet	—	84,400	4,276	53,256	—	141,932
Vacated Square Feet	—	24,674	—	5,005	—	29,679
Renewed Square Feet	—	59,726	4,276	48,251	—	112,253
Retention Rate (% based upon square feet)	0.00%	70.77%	100.00%	90.60%	0.00%	79.09%
Renewal & Retenanted Space:
Change in Base Rent—Straight-line	0.00%	12.52%	17.24%	18.61%	0.00%	15.16%
Change in Total Rent—Straight-line	0.00%	9.42%	6.74%	17.70%	0.00%	12.58%
Change in Base Rent—Cash	0.00%	5.95%	11.02%	5.78%	0.00%	6.08%
Change in Total Rent—Cash	0.00%	3.10%	1.07%	5.08%	0.00%	3.80%
Average Capital Cost per Square Foot	$—	$9.56	$8.92	$15.25	$—	$12.20
Quarter Ended September 30, 2001:
Expiring Square Feet	—	182,914	7,777	97,943	n/a	288,634
Vacated Square Feet	—	122,030	—	—	n/a	122,030
Renewed Square Feet	—	60,884	7,777	97,943	n/a	166,604
Retention Rate (% based upon square feet)	0.00%	33.29%	100.00%	100.00%	n/a	57.72%
Renewal & Retenanted Space:
Change in Base Rent—Straight-line	0.00%	13.01%	25.29%	8.18%	n/a	11.93%
Change in Total Rent—Straight-line	0.00%	10.17%	15.05%	6.47%	n/a	9.07%
Change in Base Rent—Cash	0.00%	8.22%	18.70%	5.90%	n/a	7.87%
Change in Total Rent—Cash	0.00%	5.76%	9.46%	4.64%	n/a	5.51%
Average Capital Cost per Square Foot	$—	$7.34	$5.67	$0.95	n/a	$4.40
Quarter Ended June 30, 2001:
Expiring Square Feet	—	174,078	22,678	45,325	n/a	242,081
Vacated Square Feet	—	16,922	6,050	33,026	n/a	55,998
Renewed Square Feet	—	157,156	16,628	12,299	n/a	186,083
Retention Rate (% based upon square feet)	0.00%	90.28%	73.32%	27.14%	n/a	76.87%
Renewal & Retenanted Space:
Change in Base Rent—Straight-line	0.00%	24.86%	38.02%	13.69%	n/a	26.15%
Change in Total Rent—Straight-line	0.00%	19.76%	32.98%	10.21%	n/a	21.02%
Change in Base Rent—Cash	0.00%	19.81%	34.23%	4.57%	n/a	21.00%
Change in Total Rent—Cash	0.00%	15.52%	29.50%	2.37%	n/a	16.63%
Average Capital Cost per Square Foot	$—	$3.87	$14.05	$6.50	n/a	$5.58

Acquisition Summary as of June 30, 2002
(Dollars in Thousands)

	Submarket	Acquisition Date	Square Feet	Occupied Sq. Ft. at Acquisition	Occupancy Percentage at Acquisition	June 30, 2002 Occupancy Percentage	Investment(1)
Wholly Owned Portfolio:
9130 Guilford Road	Howard County Perimeter	4/4/2002	13,700	13,700	100.0%	100.0%	$1,447
9140 Guilford Road	Howard County Perimeter	4/4/2002	41,566	38,757	93.2%	93.2%	4,391
9150 Guilford Road	Howard County Perimeter	4/4/2002	17,655	17,655	100.0%	100.0%	1,865
9160 Guilford Road	Howard County Perimeter	4/4/2002	36,528	36,528	100.0%	100.0%	3,859
7320 Parkway	BWI Airport	4/4/2002	57,176	57,176	100.0%	100.0%	4,957
7000 Columbia Gateway Drive	Howard County Perimeter	5/31/2002	145,806	145,806	100.0%	100.0%	16,196

Total			312,431	309,622	99.1%	99.1%	$32,715

(1)
Initial investment recorded by property as of June 30, 2002 for asset purchase.

NOTE: COPT classifies its acquisitions by type—entity, portfolio or individual acquisitions. Entity acquisitions are defined as mergers of significant portfolios of $100+ million with strong management organizations and a regional presence.

Development Summary as of June 30, 2002
(Dollars in thousands except square feet and per square foot data)

Property and Location	Submarket	Owned or Joint Venture (JV)	Total Rentable Square Feet	Square Feet Under Development	Operational Square Feet	Percentage Leased or Committed	Anticipated Cost per Rentable Square Foot	Anticipated Cost	Cost to date	Outstanding Loan as of 6/30/2002	Anticipated Stabilization/ Delivery
Under Construction
4260 Forbes Boulevard—Phase I Lanham, Maryland(1)	Lanham	JV	54,692	54,692	—	60.49%	$112	$6,142	$5,376	$5,032	Lease-up October 2002
1304 Concourse Drive Linthicum, MD(2)	BWI Airport	Owned	102,964	38,219	64,745	62.88%	162	16,692	14,381	7,967	Lease-up November 2002
6724 Alexander Bell Drive(3) Columbia, Maryland	Howard County Perimeter	Owned	28,312	12,236	16,076	62.18%	194	5,497	5,335	—	Lease-up November 2002
6731 Columbia Gateway Drive Columbia, Maryland(4)	Howard County Perimeter	Owned	123,743	52,500	71,243	57.57%	203	25,136	20,051	10,586	Lease-up February 2003
Robert Fulton Drive—Phase I Columbia, Maryland(5)	Howard County Perimeter	JV	105,850	105,850	—	0.00%	117	12,339	8,893	6,616	Lease-up March 2003

TOTAL/AVERAGE			415,561	263,497	152,064	39.25%	$158	$65,806	$54,036	$30,201

(1)
The total loan commitment of $9,026 and the outstanding loan balance cover phases I and II of this property.

(2)
Total loan commitment for this property is $10,400.

(3)
We purchased this property for redevelopment in May 2001. As part of a $12 million loan, we can borrow an additional $1.0 million to fund construction costs. No draws have been made as of June 30, 2002.

(4)
Total loan commitment for this property is $15,750.

(5)
The total loan commitment of $14,000 and the outstanding loan balance cover phases I and II of this property.

Joint Venture Summary as of June 30, 2002
(Dollars in thousands except acreage and square feet)

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment	Off-Balance Sheet Debt as of 6/30/02	Recourse to COPT	Option to Acquire Partner's Interest
4260 Forbes Boulevard (Phase I) Lanham, Maryland(1)	80%	Lease-Up	54,692		$907	$5,032	Yes, 50%	Yes
Robert Fulton Drive (Phase I) Columbia, Maryland(1)	80%	Construction/ Development	105,850	4 acres	4,043	6,616	Yes, 80%	Yes
MOR Montpelier 3 LLC Laurel, Maryland	50%	Development		2 acres	298	270	No	Yes
Gateway 70 Columbia, Maryland	80%	Development		12 acres	2,409	—	N/A	Yes
140 NBP Annapolis Junction, Maryland	20%	Development		8 acres	3,851	—	N/A	No

TOTAL					$11,508	$11,918

(1)
The off-balance sheet debt covers phases I and II of these properties.

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Corporate Office Properties Trust Index to Supplemental Information (Unaudited) June 30, 2002
Quarterly Selected Financial Summary Data (Dollars in thousands)
Quarterly Consolidated Balance Sheets (Dollars in thousands except per share data)
Quarterly Consolidated Statements of Operations and Funds From Operations (FFO) (Dollars and units in thousands)
Quarterly Consolidated Statements of Operations and FFO per Diluted Share (Shares in thousands)
Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues
Quarterly Equity Analysis (Amounts in thousands, except per share data, share prices and ratios)
Quarterly Valuation Analysis (Dollars in thousands except per share data and ratios)
Quarterly Debt Analysis (Dollars in thousands)
Quarterly Operating Ratios (Dollars in thousands except per share data and ratios)
Quarterly Dividend Analysis
Investor Composition and Analyst Coverage (as of June 30, 2002)
Debt Maturity Schedule—June 30, 2002 (Dollars in thousands)
Property Summary by Region—June 30, 2002
Property Occupancy Rates by Region by Quarter
Top Twenty Office Tenants as of June 30, 2002 (Dollars and Square Feet in thousands)
Average Occupancy Rates by Region for Same Office Properties(1)
Office Lease Expiration Analysis by Year
Year to Date Office Renewal Analysis
Quarterly Office Renewal Analysis
Quarterly Office Renewal Analysis (continued)
Acquisition Summary as of June 30, 2002 (Dollars in Thousands)
Development Summary as of June 30, 2002 (Dollars in thousands except square feet and per square foot data)
Joint Venture Summary as of June 30, 2002 (Dollars in thousands except acreage and square feet)